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                               ARTHUR ANDERSEN LLP

                                                                   EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 333-01616, 333-04073, 333-46705, 333-57233 and 333-65413).

                                                       /s/ Arthur Andersen LLP


Denver, Colorado,
March 23, 1999.